                                                                    Exhibit 31.2

                             CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION 906
                         OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Advanced Digital Information Corporation (the "Company") on Form 10-Q for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Jon W. Gacek, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
      2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 12, 2003                   JON W. GACEK
                                         --------------------------------------
                                            Jon W. Gacek, Senior Vice President
                                            and Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)